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                                                                     EXHIBIT 15

           KPMG PEAT MARWICK
           CERTIFIED PUBLIC ACCOUNTANTS
           One Biscayne Tower    Telephone  305-358-2300
           Suite 2900            Telecopier 305-577-0544
           2 South Biscayne Boulevard
           Miami, FL. 33131

           The Board of Directors
           Ryder System, Inc.:

           We acknowledge our awareness of the incorporation by reference in the following Registration Statements of our report dated April 19, 1994 related to our review of interim financial information:

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
                   Form S-3:

                              -    Registration Statement No. 33-20359 covering $1,000,000,000 aggregate principal amount of debt securities.

                              -    Registration Statement No. 33-50232 covering $800,000,000 aggregate principal amount of debt securities.

                   Form S-8:

                              -    Registration Statement No. 33-20608 covering the Ryder System Employee Stock Purchase Plan.

                              -    Registration Statement No. 33-4333 covering the Ryder Employee Savings Plan.

                              -    Registration Statement No. 1-4364 covering the Ryder System Profit Incentive Stock Plan.

                              -    Registration Statement No. 33-69660 covering the Ryder System, Inc. 1980 Stock Incentive
                                   Plan.

                              -    Registration Statement No. 33-37677 covering the Ryder System UK Stock Purchase Scheme.

                              -    Registration Statement No. 33-442507 covering the Ryder Student Transportation Services,
                                   Inc. Retirement/Savings Plan.

                              -    Registration Statement No. 33-63990 covering the Ryder System, Inc. Directors' Stock Plan.

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           Pursuant to Rule 436 (c) under the Securities Act of 1933, such report is not considered a part of a Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Securities Act.

                                                      KPMG PEAT MARWICK


           Miami, Florida
           May 16, 1994